Exhibit 99.1

January 30, 2008

Securities and Exchange Commission
Washington, DC 20549

Commissioners:

We have read India Globalization Capital, Inc.’s statements included under Item 4.01 of its Form 8-K filed on January 30, 2008, and we agree with such statements concerning our firm.

/s/GOLDSTEIN GOLUB KESSLER LLP
GOLDSTEIN GOLUB KESSLER LLP